Exhibit 10.37
                                    GUARANTY

     This Guaranty, dated as of May 7, 1997, is made by SOUTHHAMPTON ENTERPRISES CORP., a British Columbia, Canada corporation (the "Guarantor"), in favor of the Cruttenden Roth Bridge Fund, LLC, a California limited liability company (the "Purchaser").

                                R E C I T A L S :

     A. The Guarantor, Southhampton Enterprises, Inc., a Texas Corporation ("SEI"), The Antigua Group, Inc., a Nevada corporation (the "Borrower"), and the Purchaser are parties to a Securities Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), pursuant to which the Purchaser has agreed, among other things, to purchase from the Borrower a 13.00% Senior Secured Note due May 7, 1998 in the principal amount of $1,020,000 (the "Note"), upon the terms and conditions set forth therein.

     B. Guarantor will derive substantial direct and indirect economic benefit from the Purchaser's making the loan and accepting the Note, and Purchaser is willing to make such investment, but only upon the condition, among others, that Guarantor shall have executed and delivered this Guaranty in favor of the Purchaser.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and to induce the Purchaser to enter into the Purchase Agreement, it is agreed as follows:

     1. Grant of Guaranty.

          1.1  Guaranty.   Guarantor  hereby   unconditionally  and  irrevocably
guarantees to the Purchaser and to its successors, endorsees and/or assigns, the full and prompt payment by the Borrower, as and when due and payable, whether by scheduled maturity, required prepayment, acceleration, demand or otherwise, of all (i) obligations set forth in the Note, the Purchase Agreement or any other agreement or document now or hereafter securing the Note (collectively referred to herein as the "Loan Documents"), and (ii) indebtedness, obligations and other liabilities, direct or indirect, absolute or contingent, now existing or hereafter arising of the Borrower to the Purchaser. Guarantor further agrees to pay all costs and expenses, including without limitation, all court costs and reasonable attorneys' fees paid or incurred by the Purchaser in endeavoring to collect all or any part of the Borrower's obligations hereunder.
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               Guarantor  accepts full  responsibility  or any obligation on the part of Lenders to investigate and ascertain, and for keeping itself informed of, the financial condition of Company.

          1.2 No Release. Guarantor shall continue to be liable under this Guaranty and the provisions hereof shall remain in full force and effect notwithstanding (i) any modification, agreement or stipulation between the Borrower and the Purchaser, or their respective successors and assigns, with respect to the Loan Documents; (ii) Purchaser's waiver of or failure to enforce any of the terms, covenants or conditions contained in the Loan Documents or any modification thereof; or (iii) any release of any real or personal property or other security then held by the Purchaser for the performance of the obligations hereby guaranteed.

          1.3 Guaranty of Payment. The liability of Guarantor upon this Guaranty is a guaranty of payment and not of collectability, and is not conditional or contingent upon the genuineness, validity, regularity or enforceability of the Agreement or other instruments relating to the obligations hereby guaranteed or the pursuit by the Purchaser of any remedies which it now has or may hereafter have with respect thereto.

          1.4 Waiver of Demand. Guarantor hereby waives: (i) diligence and demand of payment; (ii) all notices to Guarantor, to Borrower or to any other person, including, but not limited to, notices of the acceptance of this Guaranty or the creation, renewal, extension, modification, or accrual of any obligations contained in the Loan Documents, notice of nonpayment or default under the Loan Documents or notice of any other matters relating thereto; (iii) all demands whatsoever; (iv) any statute of limitations affecting its liability hereunder or the enforcement thereof; and (v) all principles or provisions of law, which conflict with the terms of this Guaranty. Moreover, Guarantor agrees that its obligations shall not be affected by any circumstances which constitute a legal or equitable discharge of a guarantor or surety.

          1.5 No Prior Remedy Received. Guarantor agrees that the Purchaser or its assigns or endorsees may enforce this Guaranty without the necessity of resorting to or exhausting any security or collateral; and Guarantor hereby waives the right to require the Purchaser or their assigns or endorsees to proceed against Borrower, to foreclose any lien on any real or personal property, to exercise any right or remedy under the Loan Documents, to pursue any other remedy or to enforce any other right.

          1.6 No Limitation of Rights. Guarantor further agrees that nothing contained herein shall prevent the Purchaser from suing on the Note or from exercising any rights available to it thereunder or under any of the Loan Documents and that the exercise of any of the aforesaid rights shall not constitute a legal or
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
equitable discharge of Guarantor. Guarantor understands that the exercise by the Purchaser of certain rights and remedies contained in the Loan Documents may affect or eliminate Guarantor's right of subrogation against Borrower and that Guarantor may therefore incur a partially or totally nonreimbursable liability hereunder; nevertheless, Guarantor hereby authorizes and empowers the Purchaser to exercise, in its sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances as if the same were direct obligations of the Guarantor. Without limiting the generality of the foregoing, Guarantor hereby expressly waives any and all benefits under California Civil Code Sections 2809, 2810, 2819, 2845, 2847, 2848, 2849 and 2850 and California
Code of Civil Procedure Sections 580a and 580d. Notwithstanding any foreclosure of the lien of any deed of trust or security agreement with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, Guarantor shall remain bound under this Guaranty.

     2. Cumulation of Remedies. The remedies provided in this Guaranty in favor of the Purchaser shall not be deemed exclusive but shall be cumulative and shall be in addition to all of the remedies in favor of the Purchaser existing at law or in equity. Nothing in this Guaranty shall require the Purchaser to pursue their rights under Section 1 hereof before proceeding against Borrower or executing against any other security or collateral securing performance of Borrower's obligations to the Purchaser under the Loan Documents or Guarantor's obligations to the Purchaser under this Guaranty.

     3. Miscellaneous.

          3.1 No Waiver. No delay on the part of the Purchaser in exercising any of its powers or rights, or the partial or single exercise thereof, shall constitute a waiver thereof.

          3.2 Modifications. No provision of this Guaranty may be changed, waived, modified or varied except by an instrument in writing signed by the parties hereto.

          3.3 Section Heading. The Section headings in this Guaranty are for ease of reference only and shall not affect the meanings or construction of the terms and provisions of this Guaranty.

          3.4 Further Documents. Guarantor agrees to execute, acknowledge, and deliver any documents or instruments which the
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Purchaser may request in order to better  evidence or  effectuate  this Guaranty and the transactions contemplated hereby.

          3.5 Notices. Any and all notices or other communications required or permitted by this Guaranty or by law to be given or delivered to any party hereto by any other party to this Guaranty shall be in writing and may be personally served or sent by United States registered or certified mail with first-class postage prepaid, and properly addressed. Notice shall be deemed given when delivered, if personally delivered, or if sent by mail, upon the earlier of actual receipt or the third day after the date of mailing thereof. For purposes hereof, mail will be deemed properly addressed if sent to the addresses for the parties set forth in the Loan Documents. Any party may change its address for this purpose by giving a written notice thereof as herein provided.

          3.6 Guaranty Agreement Binding Upon Successors, Etc. This Guaranty is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors or assigns. Notwithstanding the foregoing, Guarantor may not assign any of its rights or delegate any of its duties hereunder without the prior written consent of the Purchaser.

          3.7 Costs of Enforcement. In the event a dispute or controversy arises hereunder between the parties, or any action is brought by any party to enforce its rights hereunder, the prevailing party in any such dispute, controversy or action shall be entitled to recover its reasonable attorneys' fees, court costs and other related expenses from the other party.

          3.8 Gender and Number. As used in this Guaranty, the masculine, feminine or neuter gender, and the singular or plural number, shall each be deemed to include the others whenever the context so indicates.

          3.9 Severability of Provisions. It is intended that each Section of this Guaranty shall be viewed as separate and divisible, and in the event that any Section, or any portion thereof, shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

          3.10 Applicable Law. This Guaranty has been executed in and shall be construed and governed by the laws of the State of California. As part of the consideration for the Purchaser's investment in the Note, Guarantor and the Purchaser hereby agree that all actions or proceedings arising directly or indirectly hereunder, whether instituted by the Purchaser or Guarantor, may, at the option of the Purchaser, be litigated in courts having situs within the State of California, County of Orange and Guarantor hereby expressly consents to the jurisdiction of any local, state or federal court located within said state and county, and consents
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that any service of process in such action or proceeding may be made by personal service upon Guarantor wherever Guarantor may be located, or by certified or registered mail directed to Guarantor at its last known address. Guarantor and the Purchaser waive trial by jury, any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder.

     IN WITNESS WHEREOF, the parties have executed and delivered this Guaranty in ____________________, as of May 7, 1997.


     GUARANTOR:

     SOUTHHAMPTON ENTERPRISES, CORP.



     By:      /s/ Thomas E. Dooley, Jr.

              Its:     President
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